Impairment and Reversal of Impairment	12 Months Ended
Dec. 31, 2017
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Impairment and Reversal of Impairment
21.	IMPAIRMENT AND REVERSAL OF IMPAIRMENT

For the year ended December 31, the Company recognized an impairment expense of $244 million ($23 million reversal of impairment, net of tax recovery) in respect of the following CGUs:

	2017	2016
Red Lake	$889	$—
Porcupine	(99)	—
Pueblo Viejo	(557)	—
Other (1)	11	(49)

Total impairment expense (reversal)	$244	$(49)

(1)	Includes impairment reversal, net, recognized for Los Filos in 2017 and 2016 and impairment expense for Cerro Blanco in 2017 (notes 8(a), (d)).

2017 Impairment testing

The recoverable amounts of the Company’s CGUs are based primarily on the future after-tax cashflows expected to be derived from the Company’s mining properties and represent each CGU’s FVLCD, a Level 3 fair value measurement. The projected cash flows used in impairment testing are significantly affected by changes in assumptions for metal prices, changes in the amount of recoverable reserves, resources, and exploration potential, production costs estimates, capital expenditures estimates, discount rates, and exchange rates. For the year ended December 31, 2017, the Company’s impairment testing incorporated the following key assumptions:

(a)	Weighted average cost of capital

During the year ended December 31, 2017, projected cash flows were discounted using an after-tax discount rate of 5% which represented the Company’s weighted average cost of capital and which included estimates for risk-free interest rates, market value of the Company’s equity, market return on equity, share volatility and debt-to-equity financing ratio.

Pricing assumptions

Metal pricing included in the cash flow projections beyond five years is based on historical volatility and consensus analyst pricing. The metal prices assumptions used in the Company’s impairment assessments in 2017 were as follows:

Metal price assumptions	2017 / 2018	2019 and Long-term
Gold (per ounce)	$1,300	$1,300
Silver (per ounce)	19.00	18.00
Copper (per pound)	2.75	3.00
Zinc (per pound)	1.30	1.15
Lead (per pound)	1.10	1.00

(b)	Additional CGU-specific assumptions affecting the recoverable amount assessment

(i)

Additional CGU-specific assumptions used in determining the recoverable amounts of the CGUs that resulted in impairment expense and reversal of impairment during the year ended December 31, 2017 were as follows:

Red Lake

The Red Lake CGU includes the Cochenour and HG Young Deposit. The recoverable amount of Cochenour was negatively impacted primarily due to lower grade as indicated in the 2017 mineral reserve estimate. In addition, the life of mine assessment included a longer than expected time line for conversion to bulk mining, resulting in a lower recoverable value. The Company has recognized an impairment expense of $889 million ($610 million, net of tax) against the carrying value of the Red Lake CGU at December 31, 2017.

Porcupine

The Porcupine CGU includes the Borden and the Century projects. In 2017, the Century project completed a base case pre-feasibility study, increasing the Porcupine mineral reserve estimate by 4.7 million ounces. A life of mine assessment was completed which reflected expected synergies across the Porcupine CGU associated with the Century and Borden projects. As a result, the Company reversed the remaining unamortized impairment recognized for the Porcupine CGU in prior years of $99 million ($84 million, net of tax).

Pueblo Viejo

During the years ended December 2017 and 2016, Pueblo Viejo has generated significantly higher cash flows from operations than the amount assumed in the recoverable value estimation at December 31, 2015. In 2017, Pueblo Viejo set new records for the crushing and autoclave circuits as performance continued to improve beyond prior expectations. As a result of the CGU’s continued strong performance and higher long-term metal prices, the Company recognized a reversal of the remaining unamortized impairment of $557 million ($557 million, net of tax) related to its investment in Pueblo Viejo at December 31, 2017. After tax income from associates, including the reversal of impairment of Pueblo Viejo, is not subject to further income tax in the accounts of the Company.

2016 impairments

During the year ended December 31, 2016, the Company recognized reversal of impairment of $59 million related to Los Filos. The recoverable amount of Los Filos, being its FVLCD, was $430 million based on the expected proceeds from the sale (note 8(a)). The Company also recognized an impairment expense of $10 million related to certain land at Marlin. At December 31, 2016, the land had a recoverable amount of $nil, being its FVLCD, due to the mine’s near-closure status. Los Filos and Marlin mine are both included in the Other mines reportable operating segment.There were no other indications that the Company’s CGUs may be impaired or that an impairment reversal was required.